As  filed  with  the  Securities  and  Exchange Commission on November 21, 2001.

                                                     Registration No. 333-49782
________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          __________________________


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              ______________________


                           WHITNEY HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


  LOUISIANA                                                        72-6017893
(State or other                                                 (I.R.S. Employer
 jurisdiction of incorporation                            Identification Number)
 or organization)

                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130
                                 (504) 586-7117
               (Address, including zip code, and telephone number,
          including area code, of registrant's principal executive offices)
                     ______________________________________


                          Joseph S. Schwertz, Jr., Esq.
                               Corporate Secretary
                           Whitney Holding Corporation
                        228 St. Charles Avenue - Room 626
                          New Orleans, Louisiana 70130
                                 (504) 586-3474
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                     _______________________________________


                                    Copy to:
                          Patrick J. Butler, Jr., Esq.
                              Phelps Dunbar, L.L.P.
                          365 Canal Street, Suite 2000
                          New Orleans, Louisiana 70130
                                 (504) 566-1311

                     _______________________________________


             This Post-Effective Amendment No. 1 to Form S-3 shall become effective in accordance with Section 8(c) of the Securities Act of 1933, as amended, on such date as the Commission, acting pursuant to Section 8(c), may determine.

________________________________________________________________________________



NO:99229905.1

                          DEREGISTRATION OF SECURITIES


         We are filing this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (No. 333-49782) (the "Registration Statement") of Whitney Holding Corporation to deregister the 532,944 shares registered pursuant to the Registration Statement that remain unsold as of the date this Amendment is filed.






NO:99229905.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on this 20th day of November, 2001.

                                              WHITNEY HOLDING CORPORATION

                                              By: /s/William L. Marks
                                                --------------------------------
                                                 William L. Marks
                                                 Chairman of the Board and Chief
                                                 Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.


  /s/William L. Marks             Chairman of the Board        November 20, 2001
----------------------------    and Chief Executive Officer
     William L. Marks

  /s/R. King Milling              Director and President       November 20, 2001
----------------------------
     R. King Milling


            *                   Executive Vice President       November 20, 2001
----------------------------    and Chief Financial Officer
 Thomas L. Callicutt, Jr.     (Principal Financial Officer
                             and Principal Accounting Officer)

            *                            Director              November 20, 2001
----------------------------
   Guy C. Billups, Jr.

            *                            Director              November 20, 2001
----------------------------
 Harry J. Blumenthal, Jr.

            *                            Director              November 20, 2001
----------------------------
  Joel B. Bullard, Jr.





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                                        S-1

            *                             Director             November 20, 2001
-------------------------------
      James M. Cain

            *                             Director             November 20, 2001
-------------------------------
   Angus R. Cooper, II

            *                             Director             November 20, 2001
-------------------------------
  Richard B. Crowell

            *                             Director             November 20, 2001
-------------------------------
    William A. Hines

            *                             Director             November 20, 2001
-------------------------------
     John J. Kelly

            *                             Director             November 20, 2001
-------------------------------
   E. James Kock, Jr.

            *                             Director             November 20, 2001
-------------------------------
  Alfred S. Lippman

            *                             Director             November 20, 2001
-------------------------------
  Eric J. Nickelsen

            *                             Director             November 20, 2001
-------------------------------
   John G. Phillips

            *                             Director             November 20, 2001
-------------------------------
  John K. Roberts, Jr.

            *                             Director             November 20, 2001
-------------------------------
  Carroll W. Suggs


* By:    /s/R. King Milling
     ---------------------------------
            R. King Milling
      Agent and Attorney-in-Fact




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